UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 24, 2017

COMERICA INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware ------------	1-10706 ----------	38-1998421 ---------------
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Comerica Bank Tower
1717 Main Street, MC 6404
Dallas, Texas 75201
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(Address of principal executive offices) (zip code)

(214) 462-6831
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(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Comerica Incorporated (“Comerica”) previously announced, on a Form 8-K dated October 13, 2016, that it had amended and restated its Supplemental Retirement Income Account Plan (formerly known as the Amended and Restated Benefit Equalization Plan for Employees of Comerica Incorporated) (the “SRIA”), effective January 1, 2017. On January 24, 2017, the Board of Directors further amended and restated the SRIA, effective January 1, 2017, to make a correction to the plan that was approved on October 13, 2016. When the SRIA was amended on October 13, 2016, a provision that was in the former version of that plan was inadvertently removed. That provision provided for reductions to benefits payable prior to age 55 and provides that if the benefit commencement date under the SRIA is earlier than age 55, early retirement age under Comerica’s tax qualified retirement plan, then such excess payment under the SRIA shall be further reduced by 5/12 percent for each month (or fraction thereof) from the commencement of the benefit under the SRIA until the date on which such participant would attain age 55.

With the amendment approved on January 24, 2017, this provision has been reinserted into the SRIA, effective January 1, 2017.

Of Comerica’s named executive officers, Mr. Babb, Mr. Duprey and Mr. Farmer participate in the SRIA. The description of the SRIA included in the Form 8-K dated October 13, 2016 is incorporated herein.

This summary of the amended SRIA is qualified in its entirety by the terms of the amended SRIA, a copy of which is being filed herewith as Exhibit 10.1.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

(d)     Exhibits

10.1    Supplemental Retirement Income Account Plan (formerly known as the Amended and Restated Benefit Equalization Plan for Employees of Comerica Incorporated) (amended and restated January 24, 2017, with amendments effective January 1, 2017)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMERICA INCORPORATED

	By:	/s/ John D. Buchanan
	Name:	John D. Buchanan
	Title:	Executive Vice President-Chief Legal Officer

Date: January 30, 2017

EXHIBIT INDEX

Exhibit No.	Description

10.1
Supplemental Retirement Income Account Plan (formerly known as the Amended and Restated Benefit Equalization Plan for Employees of Comerica Incorporated) (amended and restated January 24, 2017, with amendments effective January 1, 2017)